CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND Schedule of Investments (Unaudited) December 31, 2020
	Shares	Value
MASTER LIMITED PARTNERSHIPS – 55.2%
Gathering + Processing – 6.3%
DCP Midstream LP	1,241,531	$22,993,154
Noble Midstream Partners LP	993,341	10,350,613
Western Midstream Partners LP	1,834,458	25,352,210
Total Gathering + Processing		58,695,977
Pipeline Transportation | Natural Gas – 20.3%
Energy Transfer LP	9,699,847	59,945,055
Enterprise Products Partners LP	4,521,967	88,585,334
TC Pipelines LP	1,349,443	39,741,096
Total Pipeline Transportation | Natural Gas		188,271,485
Pipeline Transportation | Petroleum – 28.6%
Magellan Midstream Partners LP	1,694,867	71,930,155
MPLX LP	2,866,924	62,068,905
NuStar Energy LP	1,642,422	23,667,301
Phillips 66 Partners LP	1,361,781	35,964,636
Plains All American Pipeline LP	8,740,534	72,022,000
Total Pipeline Transportation | Petroleum		265,652,997
Total MASTER LIMITED PARTNERSHIPS (Cost $742,727,854)		512,620,459
COMMON STOCKS – 44.4%
Gathering + Processing – 24.9%
Antero Midstream Corp.	3,282,596	25,308,815
Equitrans Midstream Corp.	6,194,515	49,803,901
HESS Midstream LP	486,344	9,517,752
Rattler Midstream LP	1,012,802	9,601,363
Targa Resources Corp.	2,436,312	64,269,911
The Williams Companies, Inc.	3,601,180	72,203,659
Total Gathering + Processing		230,705,401
Liquefaction – 1.4%
Cheniere Energy, Inc. (n)	221,606	13,303,008
Pipeline Transportation | Natural Gas – 7.5%
Kinder Morgan, Inc.	4,375,105	59,807,685
TC Energy Corp. (u)	240,239	9,782,532
Total Pipeline Transportation | Natural Gas		69,590,217
Pipeline Transportation | Petroleum – 10.6%
Enbridge, Inc. (u)	1,936,052	61,934,303
Pembina Pipeline Corp. (u)	1,524,953	36,080,388
Total Pipeline Transportation | Petroleum		98,014,691
Total COMMON STOCKS (Cost $405,440,493)		411,613,317
SHORT-TERM INVESTMENT – 0.4%
First American Treasury Obligations Fund, Class X, 0.04% (y)	4,027,144	$4,027,144
Total SHORT-TERM INVESTMENT (Cost $4,027,144)		4,027,144
Total Investments – 100.0% (Cost $1,152,195,491)		928,260,920
Liabilities in Excess of Other Assets – (0.0)%		(175,275)
TOTAL NET ASSETS – 100.0%		$928,085,645
LP— Limited Partnership
(n) — Non-income producing security.
(u) — Foreign security or a U.S. security of a foreign company.
(y) — The rate quoted is the annualized seven-day yield as of December 31, 2020.

Notes to Schedule of Investments (Unaudited)

Valuation of Investments: The Board of Trustees (the "Board") has adopted procedures for the valuation of the Fund's securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund's portfolio. The Adviser's Valuation Committee is comprised of senior members of the Adviser's management team.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. If the NYSE closes early, then the equity security will be valued at the last traded price before the NYSE close. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund's Net Asset Value (“NAV”) may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.

Securities for which market prices are not readily available, cannot be determined using the sources described above, or the Adviser's Valuation Committee determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate will be valued at a fair value determined by the Adviser's Valuation Committee following the procedures adopted by the Adviser under the supervision of the Board. The Adviser's valuation policy establishes parameters for the sources, methodologies, and inputs the Adviser's Valuation Committee uses in determining fair value.

The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The fair value may be difficult to determine and thus judgment plays a greater role in the valuation process. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. For those securities valued by fair valuations, the Adviser's Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's NAV.

A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical assets or liabilities

Level 2 - quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of assets or liabilities)

The following table summarizes the Fund's investments valuation inputs categorized in the disclosure hierarchy as of December 31, 2020:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Master Limited Partnerships	$512,620,459	$—	$—	$512,620,459
Common Stocks	411,613,317	—	—	411,613,317
Short-Term Investment	4,027,144	—	—	4,027,144
Total Investments	$928,260,920	$—	$—	$928,260,920

For further information regarding security characteristics, see the Schedule of Investments.

Credit Facility: U.S. Bank, N.A. (the “Bank”) has made available to the Trust, a credit facility, pursuant to a separate Loan and Security Agreement, for temporary or extraordinary purposes. The maximum line of credit as of December 31, 2020 for the Trust is $75,000,000. Advances are not collateralized by a first lien against the Fund’s assets. For three months ended December 31, 2020, the Fund did not utilize the credit facility.